                  THIS WARRANT, AND THE SHARES ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR "BLUE SKY" LAWS (COLLECTIVELY, "SECURITIES LAWS"), AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION APPLIES TO SUCH TRANSFER OR DISPOSITION.




                                     WARRANT

                  To Purchase Up to 798,672 Shares of Common Stock of

                               DEAN & DELUCA, INC.


                                             Dated: November 30, 1999



                  This is to certify that, for value received, the Samantha Lauren Rudd Gift Trust, and its registered assigns (collectively, the "Holder") is entitled to purchase from Dean & DeLuca, Inc., a Delaware corporation (the "Company"), 798,672 shares of common stock of the Company (the "Common Stock"), subject to adjustment and on the terms and conditions hereinafter provided (the "Warrant Shares").

                  Certain terms used in this Warrant are defined in Section 4.

         1.       EXERCISE OF WARRANT

                  1.1 EXERCISE PERIOD. The Holder may exercise this Warrant, for all or any portion of the Warrant Shares, on any Business Day prior to January 15, 2004 (the "Expiration Date").

                  1.2 MANNER OF EXERCISE. (a) To exercise this Warrant, the Holder shall deliver to the Company at its office at 560 Broadway, New York, New York 10012, or at such other office or agency designated by the Company by written notice to the Holder (i) this Warrant, (ii) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased and the denominations of the share certificate or certificates desired, and (iii) payment of the

Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check or wire transfer.

                  (b) (i) In lieu of the exercise of this Warrant as provided in
(a) above, the Warrant (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock determined as follows:

                  [GRAPHIC OMITTED]
where

         S =      the number of shares to be issued

         N = the number of Warrant Shares issuable upon the exercise of the Warrant (or portion thereof) to be so converted.

         FMV =    Fair Market Value per share on the date of conversion.

         EP =     the Exercise Price in effect on the date of conversion.

                           (ii) The conversion rights provided under this
paragraph may be exercised in whole or in part and at any time and from time to time while any portion of the Warrant remains outstanding. In order to exercise the conversion privilege, the Holder shall deliver to the Company or its office as stated in (a) above (i) this Warrant and (ii) a written notice of the Holder's election to exercise its conversion rights, which notice shall specify the portion of the Warrant to be converted pursuant to this paragraph and the denominations of the share certificate or certificates desired. The Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the date the notice is delivered to the Company.

                  (c) The Company shall, as promptly as practicable and in any event within seven days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock to which the Holder is entitled as a result of its exercise pursuant to 1.2(a) or the conversion pursuant to 1.2(b), together with cash in lieu of any fractions of a share as provided in Section 1.4. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, as the Company may determine, and shall be issued in the name of the Holder. Such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice and payment (if applicable) is received by the Company. If this Warrant shall have been exercised for only

                                                                               3
a portion of the Warrant Shares, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants.

                  1.3 SHARES TO BE FULLY PAID AND NONASSESSABLE. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

                  1.4 NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant.

                  1.5 SHARE LEGEND. Each certificate for Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

                  "This security has not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be transferred, sold or offered for sale unless registered pursuant to such Act and any applicable state securities law or unless an exemp tion from such registration is available."

                  Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

         2. ANTIDILUTION PROVISIONS

                  2.1 ADJUSTMENTS GENERALLY. The Exercise Price and the number of Warrant Shares (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Section 2. No such adjustment shall reduce the exercise price below $0.01 per share, but all computations required by this Section 2 shall be made without giving effect to this sentence.

                  2.2 COMMON STOCK REORGANIZATION; COMMON STOCK DIVIDENDS. If the Company shall

                  (a) subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"); or

                  (b) issue additional shares of Common Stock to pay a dividend or other distribution to holders of its Common Stock (any such event being called a "Common Stock Dividend"),

then (i) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization or Common Stock Dividend, as the case may be, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization or Common Stock Dividend, as the case may be, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization or Common Stock Dividend, as the case may be, and (ii) the number of Warrant Shares subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase hereunder immediately before such Common Stock Reorganization or Common Stock Dividend, as the case may be, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization or Common Stock Dividend, as the case may be, and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization or Common Stock Dividend, as the case may be. This
Section 2.2 shall apply to any securities of the Company purchasable as a result of an adjustment pursuant to Section 2.3 as if the references to "Common Stock" in this Section 2.2 were references to such other securities of the Company.

                  2.3 CAPITAL REORGANIZATIONS. If there shall be any reclassification or change in the outstanding shares of Common Stock (other than a Common Stock Reorganization or Common Stock Dividend or a change in par value) or any other securities purchasable pursuant to this Warrant or any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change in the outstanding shares of common stock, or any exchange of a majority of the outstanding shares of Common Stock for securities of another corporation or other entity (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock or other securities and property (including cash) which the Holder would have owned or have been entitled to receive in respect of the securities issuable upon exercise of this Warrant after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. The Company shall cause the issuer of any securities for which this Warrant becomes exercisable as a result of a Capital Reorganization to assume the Company's obligations under this Warrant. The provisions of this Section 2.3 shall similarly apply to successive Capital Reorganizations.

                  2.4      CERTAIN DIVIDENDS.  In case the Company shall

                           (a) pay a dividend or make a distribution of shares
                  of its capital stock other than shares of Common Stock (excluding (i) distributions relating to subdivisions and combinations covered by Section 2.2, (ii) distributions relating to reclassifications, changes, consolidations, mergers, sales or conveyances covered by Section 2.3 and (iii) rights, warrants or options to purchase or subscribe for shares of Common Stock or Convertible Securities); or

                           (b) pay a dividend or make a distribution in cash or
                  property other than capital stock of the Company (excluding dividends or distributions payable in cash out of the current year's or retained earnings of the Company),

then the Exercise Price shall be adjusted to a price determined by subtracting from the Exercise Price in effect immediately prior to the record date (described below) by an amount equal to a fraction, the numerator of which shall be equal to (x) the fair market value of such dividend or distribution (as determined by the Board of Directors of the Company in good faith) as of such record date, and the denominator of which shall be equal to the total number of shares of Common Stock then outstanding on the record date. Such adjustment shall be made whenever any such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution. There shall be no adjustment to the number of Warrant Shares subject to purchase upon exercise of this Warrant pursuant to this Section 2.4.

                  2.5      ADJUSTMENT RULES.

                  (a) Any adjustments pursuant to this Section 2 shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Section 2, no adjustment shall be made to the number of Warrant Shares to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

                  (b) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization, Common Stock Dividend or Capital Reorganization and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Section 2 in respect of such action.

                  2.6 NOTICE OF ADJUSTMENT. Not less than 10 days prior to the record date or effective date, as the case may be, of any action specified in
Section 2.2, 2.3 or 2.4 which requires or might require an adjustment or readjustment pursuant to this Section 2, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

         3. REGISTRATION RIGHTS. The Holder shall be entitled to the registration rights set forth in Exhibit A.

         4. DEFINITIONS.

                  "BUSINESS DAYS" shall mean each day that is not a Saturday or Sunday and on which banking institutions in New York are not required or authorized by law or executive order to close.

                  "CAPITAL REORGANIZATION" shall have the meaning set forth in
Section 2.3.

                  "COMMON STOCK" shall have the meaning set forth in the first paragraph of this Warrant.

                  "COMMON STOCK DIVIDEND" shall have the meaning set forth in
Section 2.2.

                  "COMMON STOCK REORGANIZATION" shall have the meaning set forth in Section 2.2.

                  "COMPANY" shall have the meaning set forth in the first paragraph of this Warrant.

                  "EXERCISE PRICE" shall mean $2.93612 per share of Common Stock, subject to adjustment pursuant to Section 2.

                  "EXPIRATION DATE" shall have the meaning set forth in Section 1.1.

                  "FAIR MARKET VALUE" shall mean the following:

(A) If the Company is a public company, Fair Market Value shall equal (i) the average of the high and low sales prices of shares of Common Stock on all securities exchanges on which Common Stock may be listed during the applicable period listed below, or (ii) if there shall have been no sales on any such exchange on any day during such period, the average of the bid and asked prices of Common Stock at the end of each such day, or (iii) if the Common Stock shall not be so listed, the average of the bid and asked prices during such period in the over-the-counter market, if any; in each circumstance set forth above, averaged over the 20 consecutive trading days immediately prior to the day as of the which Fair Market Value is determined. In the event quotations for the Common Stock are not available for each day during the twenty-consecutive day period provided above, then Fair Market Value shall be determined based upon the first twenty days (which need not be consecutive) preceding the day as of which Fair Market Value is to be determined for which quotations are available, provided such twenty day period does not extend past fifty business days from the date as of which Fair Market Value is to be determined.

(B) If the Company is not a public company, Fair Market Value shall equal the fair market value per share of the Common stock of the Company, as determined by the Board of Directors of the Company in good faith. If the Holder objects to the Board's determination of Fair Market Value, such objection to be given within ten Business Days of receipt of such valuation, Fair Market Value shall be determined by an Independent financial Expert, as provided herein.

                  "HOLDER" shall have the meaning set forth in the first paragraph of this Warrant.

                  "INDEPENDENT FINANCIAL EXPERT" shall mean an independent valuation or appraisal firm (i) selected jointly by the Board of Directors of the Company and the Holder as having appropriate experience in valuations of the nature required and (ii) which certifies that it does not (and the directors and officers of which do not) have a material direct or indirect financial interest in either the Company or the valuation. If the Board and the Holder do not agree upon the selection of the Independent Financial Expert, an Independent Financial Expert solicited by each of the Board and the Holder shall jointly select a third Independent Financial Expert. the valuation agreed upon by two of the three Independent Financial Experts shall be conclusive and binding upon the parties. If any final determination of Fair Market Value hereunder by an Independent Financial Expert is not greater than 10% of the original valuation presented to the Holder by the board, the fees of all Independent Financial Experts involved in the valuation shall be paid by the Holder; otherwise, such fees shall be paid by the Company.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect from time to time.

                  "TRANSFER" shall include any sale, transfer, assignment or other disposition of this Warrant or any Warrant Shares, or of any interest thereof, which would constitute a sale of either thereof within the meaning of the Securities Act.

                  "WARRANT SHARES" shall have the meaning set forth in the first paragraph of this Warrant.

Dated: November 30, 1999
                                                 DEAN & DELUCA, INC.


                                                 By: /s/ DANE J. NELLER
                                                     --------------------------
                                                     Name: Dane J. Neller
                                                     Title: President

                                                                       EXHIBIT A

                               REGISTRATION RIGHTS



       1. REGISTRATION ON REQUEST.

              1.1 REQUEST. Upon a written request from a Holder of Registrable Securities (the "Requesting Party") to the Company, requesting that the Company effect the registration under the Securities Act of all or part of the Requesting Party's Registrable Securities and specifying the intended method or methods of disposition thereof, the Company will promptly, but in any event within 10 Business Days, give written notice of such requested registration to all holders of Registrable Securities and thereupon will use its best efforts to effect the registration under the Securities Act of:

              (a) First, the Registrable Securities which the Requesting Party has requested the Company to register for disposition in accordance with the intended method or methods of disposition stated in the Requesting Party's request, and

              (b) Second, all other Registrable Securities which the Company has been requested to register by the holders thereof by written request delivered to the Company within five Business Days after the giving of such written notice by the Company, in accordance with Section 2.

              1.2 LIMITATIONS.

              (a) The Company shall not be required to effect any registration pursuant to this Section 1 until one year after the Company has effected an underwritten initial public offering of its common stock,

              (b) If the Company shall have previously effected a registration pursuant to this Section 1, the Company shall not be required to effect another registration pursuant to this Section 1 at the request of the same Requesting Party until a period of 180 days shall have elapsed from the effective date of the most recent such previous registration,

              (c) The Company shall not be required to effect more than two registrations pursuant to this Section 1 of the request of the same Requesting Party;

              (d) if at the time of a request pursuant to Section 1(a) the Company has authorized or taken steps with a view to effecting a registration under the Securities Act for an underwritten public offering, whether or not pursuant to Section 1(a), (the "Pending Offering"), the Company need not take any action pursuant to that request until 180 days after the registration statement for the Pending Offering becomes effective under the Securities Act or, if no registration statement is filed for the Pending Offering within 90 days after such request, 91 days after such request; and

              (e) The Company shall not be required to effect any registration pursuant to this Section 1 if all Registrable Securities proposed to be sold thereunder by the Requesting Party are eligible for public sale at that time without registration (including, but not limited to, sales pursuant to Rule 144 under the Securities Act).

              1.3 SELECTION OF UNDERWRITERS. Whenever a registration is requested pursuant to Section 1 hereof, the Requesting Holder shall have the right to select the managing underwriter to administer the offering subject to the approval of the Company, such approval not to be unreasonably withheld.

              1.4 TRANSFEREES. The rights granted under this Section 1 shall inure to the transferee of more than 50% of the Registrable Securities then held by the transferor.

        2.     PIGGYBACK REGISTRATIONS.

               2.1 RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act on a registration form that may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will, not later than the first Business Day following the filing of such registration form, give prompt written notice thereof to all holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days after the Company's notice is given.

               2.2 PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is in connection with an underwritten primary registration on behalf of the Company and other stockholders, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second the Registrable Securities requested to be included therein and other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein.

               2.3 PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is in connection with an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein, and (ii) second, any other Registrable Securities and other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein.

               2.4 HOLDBACK AGREEMENTS. Each holder of Registrable Securities agrees not to effect any public sale or distribution (including, but not limited to, sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities (collectively, "Equity Securities"), during the seven days prior to and the 90-day period (or such longer period, not to exceed 180 days in the aggregate, as the managing underwriter may request) beginning on the effective date of any underwritten registration in which Registrable Securities are included or any Applicable Registration (the "Holdback Period") except as part of such underwritten registration, unless the underwriters managing the registered public offering otherwise agree in writing. An "Applicable Registration" is any underwritten registration if any of the securities included in such registration are to be sold on behalf of the Company or on behalf of Holdback Stockholders; and a "Holdback Stockholder" is any person party to or entitled to the benefits of any registration rights or similar agreement with the Company.

        3. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be included in a registration statement pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, provided that the Company may at any time delay or abandon the underlying registration (with the consent of the Requesting Party in the case of a registration pursuant to
Section 1) without any liability to the holders of Registrable Securities. The Company will:

               (a) prepare and file with the Securities and Exchange Commission a registration statement (or an amendment to a registration statement) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

               (b) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of Registrable Securities owned by such seller;

               (c) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               (d) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (e) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

               (f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (g) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter attorney, accountant or agent in connection with such registration statement, subject to receipt of such confidentiality undertakings which Company may reasonably require; and

               (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

        4. REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Exhibit A, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company, all independent certified public accountants and other

Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company, except the holders of Registrable Securities in any event will pay the fees and disbursements of their counsel and any underwriting discounts or commissions with respect to the Registrable Securities.

        5.     INDEMNIFICATION.

        In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is based upon and in conformity with any information or affidavit so furnished in writing by such holder expressly for use therein.

        The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon and in conformity with any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

        Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel selected by all parties indemnified by such indemnifying party to represent such indemnified parties with respect to such claim.

        The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

        6. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No holder of Registrable Securities may participate in any registration hereunder which is underwritten unless such holder (a) agrees to sell such Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements (which may include indemnification and contribution provisions which differ from those set forth in Section 4).

        7. DEFINITIONS.

                       "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

                       "COMPANY" means Dean & DeLuca, Inc., a Delaware corporation.

                       "REGISTRABLE SECURITIES" means (i) the Warrant Shares issued or issuable upon exercise of a Warrant and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities continue to be Registrable Securities as long as they have been sold pursuant to a private transaction and are not eligible for public sale without registration (including, but not limited to, sales pursuant to Rule 144 under the Securities
Act). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities and such Registrable Securities will be deemed to be in existence whenever such Person has the right to acquire such Registrable Securities directly or indirectly (upon conversion or exercise of any security, warrants or options), whether or not such acquisition has actually been effected.

                       "SECURITIES ACT" means the Securities Act of 1933, as amended.

                       "WARRANT" means the warrant dated November 30, 1999 issued by the Company to Dane J. Neller as trustee for the Samantha Lauren Rudd Gift Trust and any new warrant issued pursuant to Section 1.2 thereof.


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                                                                              15


                       Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Warrant.